SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)           APRIL 15, 1999
                                                 -------------------------------



                       TRAVEL SERVICES INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



                                     FLORIDA
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                 (State or other jurisdiction of incorporation)



        000-29298                                         52-2030324
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)



                             220 CONGRESS PARK DRIVE
                           DELRAY BEACH, FLORIDA 33445
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code           (561) 266-0860
                                                   -----------------------------



                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5.       OTHER EVENTS.

              Travel Services, International, Inc., d/b/a/ The Travel Company (the "COMPANY") announced in a press release dated April 15, 1999, that it's earnings for the first quarter of 1999 will be less than analyst's expectations. This description is elaborated more extensively, and is qualified in its entirety by reference to the Company's Press Release attached as Exhibit 99.1 hereto, which Exhibit is incorporated herein by reference.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

      EXHIBIT
      NUMBER                          DESCRIPTION
      ------                          -----------

       99.1 Press release, dated April 15, 1999, announcing that Registrant's first quarter 1999 earnings will not meet analysts' expectations.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TRAVEL SERVICES
                                        INTERNATIONAL, INC.



Dated:  April 16, 1999                  By: /s/ JILL M. VALES
                                            ------------------------------------
                                            Jill M. Vales
                                            Senior Vice President and Chief
                                            Financial Officer

EXHIBIT INDEX

EXHIBIT            DESCRIPTION
-------            -----------
 99.1              Press release, dated April 15, 1999, announcing that
                   Registrant's first quarter 1999 earnings will not meet analysts' expectations.